UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 10, 2006

AFTERMARKET TECHNOLOGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-21803	95-4486486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Opus Place, Suite 600, Downers Grove, Illinois	60515
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(630) 271-8100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

In the first quarter of 2006 Aftermarket Technology Corp. discontinued its Independent Aftermarket transmission and engine businesses and began to present the results of these businesses as discontinued operations in its financial statements. Exhibit 99 to this Current Report are the unaudited consolidated results of operations of Aftermarket Technology Corp. for each quarter of the years ended December 31, 2004 and 2005 reclassified to present the results of the Independent Aftermarket businesses as discontinued operations.

These reclassified results of operations have not been audited and may be subject to change.

Item 9.01.  Financial Statements and Exhibits.

Exhibit 99  ATC unaudited reclassified results of operations for each quarter of the years ended December 31, 2004 and 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFTERMARKET TECHNOLOGY CORP.

Date: May 10, 2006	By:	/s/ Joseph Salamunovich
Joseph Salamunovich Title: Vice President